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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    ________


         Date of Report (Date of Earliest Event Reported): May 26, 2004

                              THACKERAY CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

            1-8254                            04-2446697
    -----------------------      -----------------------------------
   (Commission File Number)     (I.R.S. Employer Identification No.)

                350 FIFTH AVENUE, SUITE 2723
                    NEW YORK, N.Y.                        10118
       ---------------------------------------          ----------
      (Address of Principal Executive Offices)          (Zip Code)

                                 (212) 564-3393
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(c) Exhibits.

99.1 Financial Statements and Independent Auditors' Report as of December 31, 2003 and 2002 and For the Three Years Ended December 31, 2003 for the Partnership.


Item 9.    Regulation FD Disclosure.
           ------------------------

           Thackeray Corporation (the "Company") has a real estate partnership (the "Partnership") with Belz Enterprises for the development of the Festival Bay retail/entertainment center in Orlando, Florida. The Financial Statements and Independent Auditors' Report as of December 31, 2003 and 2002 and For the Three Years Ended December 31, 2003 for the Partnership are attached hereto as
Exhibit 99.1 and incorporated by reference.







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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THACKERAY CORPORATION




                                  By:  /s/ Jules Ross
                                       -----------------------------------------
                                       Name:   Jules Ross
                                       Title:  Vice-President, Treasurer and
                                               Secretary



Date:  May 26, 2004






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
                                  EXHIBIT INDEX

Item No.
--------

99.1 Financial Statements and Independent Auditors' Report as of December 31, 2003 and 2002 and For the Three Years Ended December 31, 2003 for the Partnership.










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